UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

BLUE OWL TECHNOLOGY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-55977	83-1273258
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

399 Park Avenue, New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2026 (the “First Amendment Closing Date”), Athena Funding III LLC (“Athena Funding III”), a subsidiary of Blue Owl Technology Finance Corp. (the “Company”), executed the First Amendment to Loan Financing and Servicing Agreement (the “Amendment”), which amends that certain Loan Financing and Servicing Agreement, dated as of May 21, 2026, by and among Athena Funding III, as borrower, the Company, as equityholder and as services provider, the lenders party thereto, State Street Bank and Trust Company, as collateral agent and as collateral custodian, and Deutsche Bank AG, New York Branch, as facility agent. The Amendment (i) increases the maximum principal amount from $150,000,000 to $250,000,000 and (ii) modifies the conditions with respect to the borrowing base test.

The above description of the Amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as an exhibit hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1*	First Amendment to Loan Financing and Servicing Agreement, dated as of September 11, 2026, among Athena Funding III LLC, as Borrower, Blue Owl Technology Finance Corp., as Equityholder and as Services Provider, Deutsche Bank AG, New York Branch, as Facility Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL TECHNOLOGY FINANCE CORP.

Date: September 15, 2026	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer